UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2005 (September 21, 2005)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On September 21, 2005, Nationwide Financial Services, Inc. (NFS) entered into an Underwriting Agreement with Wachovia Capital Markets, LLC, as representative of the several underwriters named therein. Pursuant to the Underwriting Agreement, NFS is issuing $200.0 million aggregate principal amount of its 5.10% Senior Notes due 2015. The terms of the Senior Notes are set forth in an Indenture dated as of November 1, 2001 between NFS and Wilmington Trust Company, as trustee, as previously supplemented by the First Supplemental Indenture dated as of November 19, 2001, the Second Supplemental Indenture dated as of June 24, 2002, the Third Supplemental Indenture dated as of February 13, 2003 and to be supplemented by the Fourth Supplemental Indenture, to be dated as of September 26, 2005.

The Underwriting Agreement, form of Fourth Supplemental Indenture, an opinion of counsel to NFS and Consolidated Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends for the six months ended June 30, 2005 are filed as exhibits hereto and incorporated herein by reference. The form of Senior Note is included as Exhibit A to the form of Fourth Supplemental Indenture.

The Senior Notes are being offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-102007) filed on December 19, 2003 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and a prospectus supplement dated September 21, 2005.

Certain of the underwriters and their affiliates have periodically performed, and may in the future perform, various financial advisory and investment banking services for NFS for which they received or will receive customary fees and expenses. Pursuant to the Underwriting Agreement, NFS has agreed to indemnify each of the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 1.1	Underwriting Agreement dated as of September 21, 2005 between Nationwide Financial Services, Inc. and Wachovia Capital Markets, LLC, as representative of the Underwriters

Exhibit 4.1	Form of Fourth Supplemental Indenture between Nationwide Financial Services, Inc. and Wilmington Trust Company relating to the Senior Notes

Exhibit 4.2	Form of Senior Note (included as Exhibit A to the Form of Fourth Supplemental Indenture filed under Exhibit 4.1 above)

Exhibit 5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae, LLP

Exhibit 12	Consolidated Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends

Exhibit 23.1	Consent of LeBoeuf, Lamb, Greene & MacRae, LLP (included in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: September 23, 2005	/s/ M. Eileen Kennedy
M. Eileen Kennedy
Senior Vice President – Chief Financial Officer

INDEX TO EXHIBITS

Exhibit 1.1	Underwriting Agreement dated as of September 21, 2005 between Nationwide Financial Services, Inc. and Wachovia Capital Markets, LLC, as representative of the Underwriters

Exhibit 4.1	Form of Fourth Supplemental Indenture between Nationwide Financial Services, Inc. and Wilmington Trust Company relating to the Senior Notes

Exhibit 4.2	Form of Senior Note (included as Exhibit A to the Form of Fourth Supplemental Indenture filed under Exhibit 4.1 above)

Exhibit 5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae, LLP

Exhibit 12	Consolidated Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends

Exhibit 23.1	Consent of LeBoeuf, Lamb, Greene & MacRae, LLP (included in Exhibit 5.1 above)